FORM 8-K

                         CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                          Date of Report
                 (Date of earliest event reported)
                         April 22, 1998



                       US Airways Group, Inc.
                 (Commission file number: 1-8444)

                               and

                          US Airways, Inc.
                 (Commission file number: 1-8442)

   (Exact names of registrants as specified in their charters)



        Delaware               US Airways Group, Inc. 54-1194634
(State of incorporation        US Airways, Inc.       53-0218143
  of both registrants)       (I.R.S. Employer Identification Nos.)



                       US Airways Group, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-5306
       (Registrant's telephone number, including area code)



                          US Airways, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)






Item 5. Other Events

     On April 22, 1998, US Airways Group, Inc. (US Airways Group or the "Company") and US Airways, Inc. (US Airways) issued a news release disclosing the results of operations for both companies for the three months ended March 31, 1998, and select operating and financial statistics for US Airways for the same period (see
Exhibit 99 to this report).

     Terry L. Hall, Senior Vice President of Finance and Chief Financial Officer of both US Airways Group and US Airways, and
N. Bruce Ashby, Senior Vice President of Planning for US Airways, spoke with industry analysts on a conference call following the news release. Mr. Hall disclosed that US Airways' unit costs (operating expenses per available seat mile) are expected to increase approximately 2.5% for the second quarter of 1998 compared to the second quarter of 1997 and increase approximately 1% - 1.5% for full-year 1998 compared to full-year 1997 (excluding any nonrecurring items as identified in the Company's quarterly news releases). Mr. Hall noted that the unit cost estimates include aviation fuel expenses (including fuel taxes) of 54.00 cents per gallon for the second quarter of 1998 and 57.20 cents per gallon for full-year 1998.

     Certain of the information discussed on the conference call, including certain of the information set forth above, should be considered "forward-looking information" which is subject to a number of risks and uncertainties. The preparation of forward-looking information requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside of the Company's control. Among the specific factors that could cause actual results to differ materially from those set forth in the forward-looking information are the following: economic conditions, labor costs, aviation fuel costs, competitive pressures on pricing particularly from lower-cost competitors, weather conditions, government legislation, consumer perceptions of the Company's product, demand for air transportation in the markets in which the Company operates and the risks listed from time to time in the Company's reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above were also involved in the preparation of this forward-looking information, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.





               (this space intentionally left blank)

Item 7.   Financial Statements and Exhibits

(c)  Exhibits


Designation                      Description
-----------                      -----------

    99 News release dated April 22, 1998 of US Airways Group, Inc. and US Airways, Inc., with consolidated statements of operations for both companies for the three months ended March 31, 1998, and select operating and financial statistics for US Airways, Inc. for the same period.



                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                             US Airways Group, Inc. (REGISTRANT)

Date: April 22, 1998    By:  /s/ James A. Hultquist
                             ---------------------------------
                             James A. Hultquist
                             Controller (Chief Accounting Officer)



                             US Airways, Inc. (REGISTRANT)

Date: April 22, 1998    By:  /s/ James A. Hultquist
                             ---------------------------------
                             James A. Hultquist
                             Controller (Chief Accounting Officer)







               (this space intentionally left blank)





Exhibit 99

       US AIRWAYS POSTS RECORD 1ST QUARTER OPERATING PROFIT

     ARLINGTON, Va., April 22, 1998 -- US Airways Group today reported a record first quarter operating profit of $192.1 million, an increase of 9.4 percent compared to the first quarter of 1997. Net income of $98.3 million was down 35.6 percent, reflecting a corporate income tax rate of 40 percent compared to 8 percent for last year's quarter.

     Earnings applicable to common stockholders were 96 cents per share (diluted) compared to $1.45 (diluted) for the first quarter of 1997.

     "For a year of major strategic positioning, these results are reflective of the underlying strength upon which we are building for an even more dynamic future. With such major events as the introduction of MetroJet, our new Airbus aircraft and SABRE technologies yet to come, it's safe to say that 1998 is off to a superb start," said US Airways Chairman and CEO Stephen M. Wolf.

     President and COO Rakesh Gangwal said the company is pleased with its operating performance. "Our employees are doing a spectacular job in attracting new customers to US Airways. We reported an industry-leading record domestic load factor of 68.6 percent for the quarter and look forward to capacity growth with the delivery of new Airbus aircraft later in the year."

     Wolf also expressed satisfaction at the recent decision by Standard & Poor's to upgrade its credit ratings on US Airways debt, with a positive outlook. The rating agency's announcement said that its upgrade is based "on sharply improved operating performance and prospects for further earnings and cash flow gains as US Airways uses a new pilot contract to reduce operating expenses and launch a low-cost operation."

                             -more-


US AIRWAYS POSTS RECORD 1ST QUARTER OPERATING PROFIT
Page 2
April 22, 1998


     The company's cash position was in excess of $2 billion at the end of a quarter during which it retired early approximately $80 million in secured debt and called the last of its preferred stock, the Series H, which was converted into common shares.

     Operating revenues for the quarter were $2.1 billion, down
1.8 percent from last year, reflecting a capacity reduction at US Airways, Inc., of 5.4 percent in 1998. Comparisons with 1997 also are complicated by the absence of the federal excise tax on air travel for most of the first quarter of 1997. Operating expenses of $1.9 billion were down 2.9 percent from last year.

     For US Airways, Inc., available seat miles were down 5.4 percent compared to the first quarter of 1997, while revenue passenger miles were down 4.6 percent and revenue passengers carried were down 4 percent. The system passenger load factor of 69 percent was higher by 0.6 percentage points while the break-even load factor was 63.8 percent, a decrease of 0.2 percentage points. Yield was up by 0.2 percent. The average passenger journey was 710 miles, a decrease of 0.6 percent.

                               -30-

NUMBER: 3412


                     US Airways Group, Inc.          NEWS RELEASE
             CONSOLIDATED STATEMENTS OF OPERATIONS

                          (unaudited)
       (in thousands, except per share amounts and notes)

                                   Three Months Ended March 31,
                             1998(Note 1)     1997      % Change
                              ---------     ---------   --------
Operating Revenues
 Passenger transportation    $1,857,583    $1,896,855       (2.1)
 Cargo and freight               43,455        44,331       (2.0)
 Other                          161,564       159,892        1.0
                              ---------     ---------
  Total Operating Revenues    2,062,602     2,101,078       (1.8)

Operating Expenses
 Personnel costs                748,583       756,691       (1.1)
 Aviation fuel                  166,933       225,029      (25.8)
 Commissions                    123,782       144,591      (14.4)
 Aircraft rent                  110,919       120,933       (8.3)
 Other rent and landing fees    107,821       100,343        7.5
 Aircraft maintenance           114,163        96,881       17.8
 Depreciation and amortization   72,020        77,011       (6.5)
 Other, net                     426,308       403,971        5.5
                              ---------     ---------
  Total Operating Expenses    1,870,529     1,925,450       (2.9)
                              ---------     ---------
  Operating Income              192,073       175,628        9.4

Other Income (Expense)
 Interest income                 30,110        23,842       26.3
 Interest expense               (62,795)      (64,508)      (2.7)
 Interest capitalized             4,791         2,775       72.6
 Equity in earnings of
  affiliates                        217        13,418      (98.4)
 Other, net                         360        14,219      (97.5)
                              ---------     ---------
  Other Income (Expense), Net   (27,317)      (10,254)        --
                              ---------     ---------
Income Before Taxes             164,756       165,374       (0.4)

 Provision (Credit) for
  Income Taxes                   66,481        12,716         --
                              ---------     ---------
Net Income                       98,275       152,658      (35.6)

 Preferred Dividend Requirement  (6,623)      (20,864)     (68.3)
                              ---------     ---------
Earnings Applicable to
 Common Stockholders         $   91,652    $  131,794      (30.5)
                              =========     =========
Earnings per Common
 Share (Note 2)
  Basic                      $     0.98    $     2.05      (52.2)
  Diluted                    $     0.96    $     1.45      (33.8)

Shares Used for Computation
 Basic (Note 3)                  93,710        64,413
 Diluted                        102,781       104,932

Note 1. Results for 1998 include the results of Shuttle, Inc., which was acquired on December 30, 1997.
Note 2. Earnings per Common Share amounts for the first quarter of 1997 have been restated to conform with Statement of Financial Accounting Standards No. 128.
Note 3. During the first quarter of 1998, the Series H Preferred Stock was converted into 9.2 million shares of Common Stock. On a weighted average basis, this transaction had the effect of increasing Common Shares outstanding by 2.1 million shares.



                       US Airways, Inc.              NEWS RELEASE
     (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
             CONSOLIDATED STATEMENTS OF OPERATIONS

                         (unaudited)
                   (dollars in thousands)

                                  Three Months Ended March 31,
                                1998          1997      % Change
                              ---------     ---------   --------
Operating Revenues
 Passenger transportation    $1,676,788    $1,753,314       (4.4)
 US Airways Express
  transportation revenues       149,262       144,571        3.2
 Cargo and freight               42,286        43,301       (2.3)
 Other                          162,609       149,167        9.0
                              ---------     ---------
  Total Operating Revenues    2,030,945     2,090,353       (2.8)

Operating Expenses
 Personnel costs                697,490       715,979       (2.6)
 Aviation fuel                  154,031       212,939      (27.7)
 Commissions                    113,378       135,701      (16.5)
 Aircraft rent                   96,304       106,207       (9.3)
 Other rent and landing fees     99,234        95,582        3.8
 Aircraft maintenance            92,115        81,362       13.2
 Depreciation and amortization   65,304        73,172      (10.8)
 US Airways Express capacity
  purchases                     125,022       120,923        3.4
 Other, net                     398,628       374,351        6.5
                              ---------     ---------
  Total Operating Expenses    1,841,506     1,916,216       (3.9)
                              ---------     ---------
  Operating Income              189,439       174,137        8.8

Other Income (Expense)
 Interest income                 38,928        23,759       63.8
 Interest expense               (62,774)      (67,250)      (6.7)
 Interest capitalized             2,525         2,775       (9.0)
 Equity in earnings of
  affiliates                        217        13,418      (98.4)
 Other, net                         404        14,047      (97.1)
                              ---------     ---------
  Other Income (Expense), Net   (20,700)      (13,251)      56.2
                              ---------     ---------
Income Before Taxes             168,739       160,886        4.9

 Provision (Credit) for
  Income Taxes                   67,980        17,257         --
                              ---------     ---------
Net Income                   $  100,759    $  143,629      (29.8)
                              =========     =========



                       US Airways, Inc.              NEWS RELEASE
     (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
       SELECT AIRLINE OPERATING AND FINANCIAL STATISTICS

                         (unaudited)

                                   Three Months Ended March 31,
                                    1998       1997    % Change
                                  -------    -------   --------
Revenue passengers (thousands)*    13,308     13,867    (4.0)
Total revenue passenger miles
 (millions)                         9,481      9,948    (4.7)
Revenue passenger miles
 (millions)*                        9,445      9,900    (4.6)
Total available seat miles
 (millions)                        13,734     14,539    (5.5)
Available seat miles(millions)*    13,692     14,481    (5.4)
Passenger load factor*               69.0%      68.4%    0.6 pts.
Break-even load factor (Note 1)      63.8%      64.0%   (0.2)pts.
Yield*                              17.75c     17.71c    0.2
Passenger revenue per available
 seat mile*                         12.25c     12.11c    1.2
Revenue per available seat mile
 (Note 1)                           13.70c     13.38c    2.4
Cost per available seat mile
 (Note 1)                           12.50c     12.35c    1.2
Average passenger journey (miles)*    710        714    (0.6)
Average stage length (miles)*         591        587     0.7
Revenue aircraft miles (millions)*    102        108    (5.6)
Cost of aviation fuel per gallon    57.66c     75.44c  (23.6)
Cost of aviation fuel per gallon
 (excluding fuel taxes)             51.63c     69.04c  (25.2)
Gallons of aviation fuel consumed
 (millions)                           267        282    (5.3)
Number of aircraft in operating
 fleet at period-end                  371        391    (5.1)
Full-time equivalent employees at
 period-end                        38,625     40,308    (4.2)

* Scheduled service only (excludes charter service).
c cents

Note 1. Financial statistics exclude revenues and expenses generated under the capacity purchase arrangements
        US Airways has with certain US Airways Express air carriers.